SUPPLEMENT DATED SEPTEMBER 22, 2014 TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2014 FOR
BPV LARGE CAP VALUE FUND (the “Fund”)
a series of BPV Family of Funds (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Fund, dated April 1, 2014, as amended on May 19, 2014, and the Statement of Additional Information (“SAI”) dated April 1, 2014. Please keep this supplement for future reference.

Effective September 22, 2014:

•	The mailing address for the Fund is BPV Large Cap Value Fund, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246-0707

•	Ultimus Fund Solutions, LLC (“Ultimus”), which is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the administrator, fund accountant and transfer agent for the Trust

•	Ultimus Fund Distributors, LLC (the “Distributor”), which has the same address as Ultimus, is the principal underwriter of the Fund’s shares

Accordingly, all references in the prospectus and SAI to the Fund’s former mailing address in Denver, Colorado are revised to reflect the above-mentioned P.O. Box address in Cincinnati, Ohio; all references to services to be provided by ALPS Fund Services, Inc. are revised to reflect that Ultimus provides such services; and all references to underwriting services provided by ALPS Distributors, Inc. are revised to reflect that the Distributor provides such services.

The Fund anticipates that it will soon be providing a full prospectus to investors reflecting the above-mentioned changes.

Investors Should Retain This Supplement for Future Reference